UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 22, 2013

Endeavour International Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32212	88-0448389
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

811 Main Street, Suite 2100, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 307-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07.	Submission of Matters to a Vote of Security Holders.

Endeavour International Corporation (the “Company”) held its Annual Meeting on May 22, 2013. At the meeting, the Company’s stockholders were requested to: (1) elect one Class III Director for a three-year term expiring at the Company’s Annual Meeting of Stockholders in 2016, and (2) ratify the appointment of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. Each of these items is more fully described in the Company’s proxy statement filed on April 24, 2013.

The certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 — Election of one Class III Director: The election of one Class III Director was approved as follows:

Nominee	For	Withheld	Broker Non-Votes

William L. Transier	23,962,079	7,859,324	11,766,095

Proposal No. 2 — Ratification of the Selection of Ernst & Young LLP (E&Y): The ratification of the appointment of E&Y as independent registered public accounting firm for the Company was approved as follows:

For	Against	Abstained

42,917,276	623,865	46,357

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation

May 28, 2013	By:	/s/ Stanley W. Farmer

Name: Stanley W. Farmer
Title: Vice President and Chief Accounting Officer